WESTCORE TRUST

Supplement dated September 12, 2013 to the Westcore Equity and Bond Funds Prospectus and Westcore Plus Bond Fund Summary Prospectus, each dated April 30, 2013, as supplemented.

Lisa M. Snyder, CFA, will be stepping down as Co-Portfolio Manager of the Westcore Plus Bond Fund effective December 31, 2013 to spend more time with her family. She remains committed to her role as Co-Portfolio Manager throughout this transition period. Lisa plans to continue to work with the Fixed Income Team in 2014 and beyond but intends to do so in a more limited role.

Mark R. McKissick, CFA, continues to serve as Portfolio Manager of the Westcore Plus Bond Fund with the support and assistance of the entire Fixed Income Team.

Prospectus

Effective December 31, 2013, the following paragraph replaces the paragraph regarding the Westcore Plus Bond Fund on page 70 under the caption titled “Investment Personnel” in the section titled “Management of the Funds.”

Westcore Plus Bond Fund

The Westcore Plus Bond Fund (the “Fund”) is managed by Mr. Mark R. McKissick, CFA, Portfolio Manager and Director of Fixed Income Research (the “Fixed Income Team”). Mr. McKissick is supported by the investment professionals within the Fixed Income Team who are each responsible for analyzing and monitoring specific segments of the fixed income market. Team members may conduct fundamental research across all investment types to gain insight and perspective to assist in their assessment of credit strength and valuation. Any Fixed Income Team member may recommend purchase and sell decisions for the Fund. The recommendation is then discussed and reviewed by the Fixed Income Team to determine whether the recommendation is compatible with the Fund’s investment objective. Mr. McKissick then must approve the recommendation to buy or sell a security.

Effective December 31, 2013, the paragraph relating to Ms. Snyder on page 73 under the caption titled “Portfolio Managers” in the section titled “Management of the Funds” is hereby deleted.

Summary Prospectus/Summary Sections

The following changes will become effective December 31, 2013 in the section titled Name(s) of Portfolio Manager(s) and Title(s) for Westcore Plus Bond Fund.

Information regarding Lisa M. Snyder, CFA, is hereby deleted.

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